Exhibit 10.1

Execution Version

SEVENTH AMENDMENT TO

TRANSFER AND ADMINISTRATION AGREEMENT

THIS SEVENTH AMENDMENT TO TRANSFER AND ADMINISTRATION AGREEMENT, dated as of July 18, 2012 (this “Amendment”), is entered into by and among (i) UNITED STATIONERS RECEIVABLES, LLC (the “SPV”), (ii) UNITED STATIONERS SUPPLY CO., as Originator (the “Originator”), (iii) UNITED STATIONERS FINANCIAL SERVICES LLC, as Seller (the “Seller”) and as Servicer (the “Servicer”), and (iv) BANK OF AMERICA, NATIONAL ASSOCIATION, as an Alternate Investor (the “Alternate Investor”) and Agent (the “Agent”). Capitalized terms used and not otherwise defined herein are used as defined in the Transfer and Administration Agreement, including by reference therein, dated as of March 3, 2009 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Transfer Agreement”), among the SPV, the Originator, the Seller, the Alternate Investors party thereto, the Conduit Investors party thereto, the Class Agents party thereto and the Agent.

WHEREAS, the parties hereto desire to amend the Transfer Agreement as set forth below;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Amendments to the Transfer Agreement.    The following amendments are made to the Transfer Agreement:

(a) The definition of “Class Facility Limit” in Section 1.1 of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“Class Facility Limit: (i) With respect to the Enterprise Funding Class, $150,000,000 and (ii) with respect to any other Class, the amount specified in any supplement to this Agreement as the Class Facility Limit for such Class; provided, however, that the Class Facility Limit with respect to any Class shall not at any time exceed the aggregate Commitments for the related Alternative Investors.”

(b) The definition of “Facility Limit” in Section 1.1 of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“Facility Limit: As of any date, the sum of the Class Facility Limits as of such date, which amount shall not exceed $150,000,000.”

SECTION 2.    Effective Date.    This Amendment shall become effective as of the date that (i) the Agent shall have received counterparts hereof duly executed by each of the parties hereto and (ii) the Amendment Fee described in the Amendment Fee Letter Agreement, dated as of the date hereof, among the SPV, the Seller, the Servicer and the Agent, shall have been received by the Agent.

SECTION 3.    Representations and Warranties.    Each of the Originator, the SPV, the Seller and the Servicer hereby certifies that, subject to the effectiveness of this Amendment, each of the representations and warranties set forth in the Transfer Agreement is true and correct on the date hereof, as if each such representation and warranty were made on the date hereof.

SECTION 4.    Transfer Agreement in Full Force and Effect as Amended.    Except as specifically amended hereby, the Transfer Agreement shall remain in full force and effect. All references to the Transfer Agreement shall be deemed to mean the Transfer Agreement as modified hereby. The parties hereto agree to be bound by the terms and conditions of the Transfer Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 5.    Consent of Performance Guarantor.    The Performance Guarantor hereby consents to the amendments to the Transfer Agreement set forth in this Amendment.

SECTION 6.    Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Transfer Agreement.

(d) Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED STATIONERS RECEIVABLES, LLC

By:	/s/ Robert J. Kelderhouse

Name:	Robert J. Kelderhouse

Title:	Vice President, Treasurer

UNITED STATIONERS SUPPLY CO., as Originator

By:	/s/ Robert J. Kelderhouse

Name:	Robert J. Kelderhouse

Title:	Vice President, Treasurer

UNITED STATIONERS FINANCIAL SERVICES LLC, as Seller and as Servicer

By:	/s/ Robert J. Kelderhouse

Name:	Robert J. Kelderhouse

Title:	Vice President, Treasurer

[signatures continued on next page]

Seventh Amendment to

Transfer and Administration Agreement

BANK OF AMERICA, NATIONAL ASSOCIATION, as an Alternate Investor and Agent

By:	/s/ Christopher Haynes

Name:	Christopher Haynes

Title:	Vice President

[signatures continued on next page]

Seventh Amendment to

Transfer and Administration Agreement

Acknowledged and consented to by:

UNITED STATIONERS INC., as the Performance Guarantor
By:	/s/ Robert J. Kelderhouse

Name:	Robert J. Kelderhouse

Title:	Vice President, Treasurer

[end of signatures]

Seventh Amendment to

Transfer and Administration Agreement